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                                                                       EXHIBIT 5


                      ML LIFE INSURANCE COMPANY OF NEW YORK
                    A SUBSIDIARY OF MERRILL LYNCH & Co., Inc.
    HOME OFFICE: 2 WORLD FINANCIAL CENTER, 5TH FLOOR, NEW YORK, NY 10281-6100
           SERVICE CENTER: P.O. BOX 44222, JACKSONVILLE, FL 32231-4222


                DRAFT           MERRILL LYNCH
ANNUITIES       8-12-2002       RETIREMENT PLUS(SM)         APPLICATION FOR
                                                            VARIABLE ANNUITY


In this form, the terms you and your refer to the owner and the co-owner, if there is one. (For custodial accounts, you and your refer to the beneficial owner.) The terms we, our and us refer to ML Life Insurance Company of New York.

The Definition of Replacement form must be completed and signed prior to taking an application. If the answer to any question on the Definition of Replacement form is "yes," additional requirements apply.

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
1  CONTRACT INFORMATION
   ------------------------------------------------     ----------------------------------------------------------------------------
   Merrill Lynch account number  State of purchase      What type of contract      [ ] Non-Qualified
                                                        are you applying for?      [ ] Individual Retirement Annuity (IRA)
   ------------------------------------------------     (check only one)           [ ] Merrill Lynch Custodial Retirement Plan IRA
                                                                                   [ ] Merrill Lynch Custodial Roth IRA
                                                                                   [ ] 403(b) Transfer (Non-ERISA Assets)
                                                        ----------------------------------------------------------------------------

2  OWNER INFORMATION
   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)                                         [ ] Male       Birthdate  (m/d/y)
                                                                                   [ ] Female
   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                    City                      State      Zip code       Social Security or Tax ID number

   ---------------------------------------------------------------------------------------------------------------------------------
   E-mail address                                                       Telephone number          FAX number

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3  CO-OWNER INFORMATION
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   Full name (first, middle initial, last)                                         [ ] Male       Birthdate (m/d/y)
                                                                                   [ ] Female
   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                    City                      State      Zip code       Social Security or Tax ID number

   ---------------------------------------------------------------------------------------------------------------------------------

4  ANNUITANT INFORMATION
   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)                                         [ ] Male       Birthdate (m/d/y)
                                                                                   [ ] Female
   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                    City                      State      Zip code       Social Security or Tax ID number

   ---------------------------------------------------------------------------------------------------------------------------------

5  CO-ANNUITANT INFORMATION
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   Full name (first, middle initial, last)                                         [ ] Male       Birthdate (m/d/y)
                                                                                   [ ] Female
   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                    City                      State      Zip code       Social Security or Tax ID number

   ---------------------------------------------------------------------------------------------------------------------------------

6  BENEFICIARY INFORMATION
   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)   Relationship  Birthdate (m/d/y)  Social Security or Tax ID number  [ ] Primary  Percent
                                                                                                                [ ] Contingent
   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                                    City                              State    Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)   Relationship  Birthdate (m/d/y)  Social Security or Tax ID number  [ ] Primary  Percent
                                                                                                                [ ] Contingent
   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                                    City                              State    Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)   Relationship  Birthdate (m/d/y)  Social Security or Tax ID number  [ ] Primary  Percent
                                                                                                                [ ] Contingent
   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                                    City                              State    Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)   Relationship  Birthdate (m/d/y)  Social Security or Tax ID number  [ ] Primary  Percent
                                                                                                                [ ] Contingent
   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                                    City                              State    Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   If you need more space, use Section 16 or attach and sign a separate sheet.

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MLNY080                                                                                                             (New 10/2002)
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7  INITIAL PREMIUM - The minimum initial premium is $5,000 for a nonqualified or 403(b) contract and $2,000 for an IRA contract.
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   Total initial premium                      Separate Account A                   Separate Account B (ML Reserve Assets)
   $                                          $                                    $
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8  CONTRIBUTIONS FOR IRAs - Complete this section ONLY if you are purchasing an IRA contract which will not be held in a Merrill
   Lynch Custodial Retirement Plan.  Please specify the premium amount by the tax year and type of contribution.
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   Current Tax Year                           Prior Tax Year            Rollover Amount           Transfer Amount
   $                                          $                         $                         $
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9  CONTRACT REPLACEMENT INFORMATION - Are any existing annuity or life insurance contract(s) being (or have any such contracts been)
   surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity or is any such action likely to occur?
   [ ] YES - Please provide details below. Additional state requirements may apply and            [ ] NO
       the appropriate replacement paperwork must be included with this application.
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   Company                                    Contract number           Issue date (m/d/y)        Original premium
                                                                                                  $
   ---------------------------------------------------------------------------------------------------------------------------------
   Company                                    Contract number           Issue date (m/d/y)        Original premium
                                                                                                  $
   ---------------------------------------------------------------------------------------------------------------------------------

   If this purchase replaces more than one annuity or life insurance contract, the contracts being replaced must have the same owner or, if this contract is to be held in a Merrill Lynch Custodial Retirement Plan IRA, the contracts being replaced must be for the benefit of the same individual.  Non-qualified contracts cannot be combined with IRA or 403(b) contracts.

10 Separate Account A Premium Allocation - Choose up to [18] investment options.
                                           DOLLAR      AUTOMATIC                                                DOLLAR     AUTOMATIC
                               INITIAL      COST      INVESTMENT                                    INITIAL      COST     INVESTMENT
   INVESTMENT OPTIONS          PREMIUM    AVERAGING     FEATURE      INVESTMENT OPTIONS             PREMIUM    AVERAGING   FEATURE
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Basic Value VI]             %            %            %       [AIM VI Premier Equity]            %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Core Bond VI]               %            %            %       [Alliance Premier Growth]          %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Domestic Money Mkt VI]      %        N/A              %       [Alliance Quasar]                  %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Focus Twenty VI]            %            %            %       [Alliance Technology]              %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Fundamental Growth VI]      %            %            %       [American Century VP Int'l]        %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Global Allocation VI]       %            %            %       [Davis Value]                      %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Global Growth VI]           %            %            %       [JP Morgan Small-Cap Growth]       %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Government Bond VI]         %            %            %       [Lord Abbett Mid-Cap Value]        %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML High Current Income VI]     %            %            %       [Mercury HW Int'l Value VI]        %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Index 500 VI]               %            %            %       [MFS Emerging Growth]              %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Large Cap Core VI]          %            %            %       [MFS Research]                     %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Large Cap Growth VI]        %            %            %       [PIMCO Small-Cap Value]            %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Large Cap Value VI]         %            %            %       [PIMCO Total Return Port]          %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Small Cap Value VI]         %            %            %       [Seligman Mid-Cap Growth]          %           %            %
   ---------------------------------------------------------------------------------------------------------------------------------
   [AIM VI Cap Appreciation]       %            %            %
   =================================================================================================================================
                                                                     Total                          100 %       100 %        100 %

11 GUARANTEED MINIMUM INCOME BENEFIT (GMIB) - If you and any Co-Annuitant are not older than 75, would you like to select GMIB?

   [ ] YES - Election of this benefit is irrevocable. There is an additional annual fee for this benefit.

   [ ] NO.
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MLNY080                                                            (New 10/2002)
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
12 SYSTEMATIC WITHDRAWAL PROGRAM - Would you like to make systematic withdrawals?
   [ ] YES - Please provide details below.                                                                              [ ] NO
   ---------------------------------------------------------------------------------------------------------------------------------
   Withdrawal amount (minimum $100)           Start date (m/d/y)                   End date (m/d/y)
   $
   ---------------------------------------------------------------------------------------------------------------------------------
   Payment Frequency   [ ] Monthly   [ ] Semi-annually      Payment Destination   [ ] Your Merrill Lynch account listed in Section 1
                       [ ] Quarterly [ ] Annually                                 [ ] Your address listed in Section 2
   ---------------------------------------------------------------------------------------------------------------------------------
   Withdrawals may be taxable and if you are under age 59 1/2 you may also be subject to a 10% IRS tax penalty.  If the contract is a 403(b) annuity and you wish to take withdrawals, you must complete a 403(b) Withdrawal Request Form.

13 DOLLAR COST AVERAGING PROGRAM - Would you like to use this feature to reallocate your premium from ML Domestic Money Market
   to selected investment options each month?           [ ] YES - Please provide details below and in Section 10.       [ ] NO
   ---------------------------------------------------------------------------------------------------------------------------------
   Amount to be transferred monthly (minimum $100)      Start date (m/d/y)         Number of transfers (minimum 3 months)
   $
   ---------------------------------------------------------------------------------------------------------------------------------

14 AUTOMATIC INVESTMENT FEATURE - Periodic premiums will be systematically debited from the Merrill Lynch account listed in
   Section 1.  (Not available for 403(b) contracts.)  Would you like to elect the Automatic Investment Feature?
   [ ] YES - Please provide details below and in Section 10.                                                            [ ] NO
   ---------------------------------------------------------------------------------------------------------------------------------
   Amount of periodic premium (minimum $100)            Separate Account A         Separate Account B (ML Reserve Assets)
   $                                                    $                          $
   ---------------------------------------------------------------------------------------------------------------------------------
   Frequency           [ ] Monthly   [ ] Semi-annually  Start date (m/d/y)         End date (m/d/y)
                       [ ] Quarterly [ ] Annually
   ---------------------------------------------------------------------------------------------------------------------------------

15 TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE.
   Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld. Withholding applies only to the taxable portion of your withdrawal. If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. In addition, some states require state taxes to be withheld when federal taxes are withheld. If you live in one of these states, we will withhold state taxes as required by your state.

   IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD TAX          [ ] No income tax to be withheld
   FROM YOUR WITHDRAWALS AT THE RATE OF 10%.
                                                            [ ] Income tax to be withheld _______% (use whole percentages)

16 PLEASE NOTE ANY ADDITIONAL INFORMATION OR INSTRUCTIONS HERE. If you need more space, sign and attach a separate sheet.
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MLNY080                                                            (New 10/2002)
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17 YOUR SIGNATURE(S) VERIFIES THAT:

   [X] YOU HAVE READ THE ABOVE STATEMENTS AND REPRESENT THAT THEY ARE COMPLETE
       AND TRUE TO THE BEST OF YOUR KNOWLEDGE.

   [X] YOU AGREE THAT THIS APPLICATION SHALL BE PART OF THE VARIABLE ANNUITY
       CONTRACT.

   [X] YOU HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUSES FOR THE CONTRACT
       AND UNDERLYING FUNDS BEFORE YOU PURCHASED THIS CONTRACT AND DETERMINED THE VARIABLE ANNUITY APPLIED FOR MEETS YOUR INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS. YOU UNDERSTAND THAT IT IS A LONG TERM INVESTMENT TO HELP MEET YOUR RETIREMENT NEEDS AND FINANCIAL GOALS.

   [X] YOU UNDERSTAND THAT THE CONTRACT VALUE MAY INCREASE OR DECREASE
       DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT AND THE CONTRACT'S CHARGES AND FEES. ACCORDINGLY, YOUR CONTRACT VALUE COULD BE WORTH LESS THAN THE PREMIUMS YOU PAID, EVEN IF YOU MAKE NO WITHDRAWALS. THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE.

   [X] YOU UNDERSTAND THAT THE DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING
       ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT BUT WILL NOT BE LESS THAN THE GUARANTEED MINIMUM DEATH BENEFIT.

   [X] YOU UNDERSTAND THAT, IF THIS CONTRACT IS BEING PURCHASED AS A TAX
       QUALIFIED ANNUITY, TAX ADVANTAGES PROVIDED BY A VARIABLE ANNUITY (I.E. TAX-DEFERRAL) ARE ALREADY AVAILABLE WITH TAX QUALIFIED PLANS, INCLUDING IRAS, AND THAT YOU ARE PURCHASING THIS CONTRACT FOR THE FEATURES AND BENEFITS IT PROVIDES, SUCH AS A GUARANTEED MINIMUM DEATH BENEFIT AND A GUARANTEED ABILITY TO ANNUITIZE.

   [X] IF THIS CONTRACT IS BEING PURCHASED AS A TAX QUALIFIED ANNUITY AND IF YOU
       ARE OVER AGE 70 1/2, YOU ACKNOWLEDGE THAT YOU ARE NOT REQUIRED TO TAKE DISTRIBUTIONS FROM THIS CONTRACT TO SATISFY YOUR MINIMUM DISTRIBUTION REQUIREMENT.

   [X] YOU UNDERSTAND THAT ELECTION OF THE GUARANTEED MINIMUM INCOME BENEFIT
       RIDER (GMIB) IS IRREVOCABLE AND THAT AN ADDITIONAL ANNUAL FEE WILL BE CHARGED. YOU ALSO UNDERSTAND THAT GMIB DOES NOT GUARANTEE A CONTRACT VALUE, CASH VALUE, MINIMUM DEATH BENEFIT, OR MINIMUM INVESTMENT RETURN FOR ANY INVESTMENT OPTION. GMIB IS BASED ON CONSERVATIVE ANNUITY PAYOUT FACTORS AND SHOULD BE REGARDED AS A SAFETY NET ONLY.

   [X] YOU UNDERSTAND THAT, IF THIS IS A QUALIFIED CONTRACT AND IF YOU HAVE
       ELECTED THE GMIB RIDER, YOU MAY BE REQUIRED TO TAKE MINIMUM DISTRIBUTIONS BEFORE YOU ARE ABLE TO ANNUITIZE UNDER THE GMIB RIDER, AND THIS BENEFIT MAY NOT BE APPROPRIATE.

   [X] YOU UNDERSTAND THAT THIS ANNUITY CONTRACT HAS A 1.25% MORTALITY AND
       EXPENSE CHARGE FOR SEPARATE ACCOUNT A AND 0.65% MORTALITY AND EXPENSE CHARGE FOR SEPARATE ACCOUNT B. YOU ALSO UNDERSTAND THAT THIS CONTRACT IMPOSES A 0.10% ADMINISTRATION CHARGE FOR SEPARATE ACCOUNT A.

   [X] YOU UNDERSTAND THAT ML LIFE INSURANCE COMPANY OF NEW YORK OFFERS MORE
       THAN ONE VARIABLE ANNUITY CONTRACT. THESE CONTRACTS HAVE DIFFERENT FEATURES, CHARGES, FUND SELECTIONS AND MANAGERS, AND MINIMUM INITIAL PREMIUMS. A CONTRACT'S ASSET-BASED INSURANCE CHARGE MAY BE HIGHER OR LOWER THAN ANOTHER CONTRACT'S ASSET-BASED INSURANCE CHARGE OR MORTALITY AND EXPENSE RISK CHARGE. SOME CONTRACTS MAY OFFER A CREDIT TO THE CONTRACT VALUE, THE AMOUNT OF WHICH DEPENDS ON THE CONTRACT VALUE. THIS CREDIT, WHEN APPLIED, EFFECTIVELY REDUCES THE LEVEL OF ASSET-BASED INSURANCE CHARGE. CONTRACTS MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE THAT MAY VARY BY AMOUNT AND DURATION. THE CHARGES, CHARGE DURATIONS, INVESTMENT OPTIONS, FUND MANAGERS AND OTHER PRODUCT FEATURES ARE FULLY DESCRIBED IN THE APPLICABLE CONTRACT AND ITS PROSPECTUS.

   [X] YOU AGREE TO HOLD US, OUR AFFILIATES, AGENTS AND EMPLOYEES HARMLESS FROM
       ANY LIABILITY RESULTING FROM ACTIONS TAKEN BASED UPON INSTRUCTIONS COMMUNICATED BY TELEPHONE PROVIDED WE ACT WITHIN OUR NORMAL SCOPE OF AUTHORITY AND UTILIZE REASONABLE PROCEDURES TO CONFIRM THAT SUCH INSTRUCTIONS ARE GENUINE.
================================================================================
UNDER PENALTY OF PERJURY YOU CERTIFY THAT:
1. YOUR SOCIAL SECURITY OR TAX ID NUMBER OR NUMBERS INDICATED ON PAGE 1 ARE CORRECT;
2. YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (b) YOU HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (c) THE IRS HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. (YOU ARE REQUIRED TO CROSS OUT THIS STATEMENT IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.); AND
3. YOU ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
================================================================================
Owner's signature      Date (m/d/y)     Co-Owner's signature      Date (m/d/y)

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Signed at (city and state)

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MLNY080                                                            (New 10/2002)
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
18 FINANCIAL ADVISOR'S VERIFICATION - The Financial Advisor selling this annuity must complete and sign.
   1. Have current prospectuses for the contract and underlying funds been given to the client?   [ ] YES        [ ] NO

   2. Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with this application or is any such action likely to
      occur?                                                                                      [ ] YES        [ ] NO
   3. I hereby certify that only sales material approved by ML Life Insurance Company of New York was used in this sale, and that
      copies of all sales material used in this sale were left with the applicant.                [ ] YES        [ ] NO
   4. Select one of the following commission choices. If no option is selected, your commission will default to Option 1.
                                                                                                  [ ] OPTION 1   [ ] OPTION 2
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Financial Advisor's name (please print)                     FA telephone number

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Financial Advisor's signature                               Date (m/d/y)                          FA or Pool authorizing number

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AT YOUR SERVICE                      ML LIFE INSURANCE COMPANY OF NEW YORK
Our business hours are               SERVICE CENTER
8:30 a.m. to 6:00 p.m. Eastern
time, Monday through Friday.         OUR MAILING ADDRESS:                          OUR ADDRESS FOR OVERNIGHT MAIL:
                                     P. O. Box 44222                               4804 Deer Lake Drive East
Our automated voice response         Jacksonville, FL 32231-4222                   Jacksonville, FL 32246
system is available 24 hours a
day, 7 days a week.                  OUR TELEPHONE NUMBER: 1-800-333-6524          OUR FAX NUMBER: 1-888-329-6544
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MLNY080                                                            (New 10/2002)